================================================================================

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT

                                   ----------

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): January 4, 2005

                                   ----------

                          ASTORIA FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

                                   ----------

               DELAWARE                    0-22228           11-3170868
    (State or other jurisdiction of      (Commission        (IRS Employer
    incorporation or organization)       File Number)     Identification No.)

          ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (516) 327-3000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEMS 1 THROUGH 7  NOT APPLICABLE.

ITEM 8.01.  OTHER EVENTS.

        On January 4, 2005, Astoria Financial Corporation (the "Corporation") issued a press release stating that, on January 20, 2005, the Corporation is expected to release its financial results for the fourth quarter and full year ending December 31, 2004 at approximately 8:00 AM (ET) and host an earnings conference call at 3:30 PM (ET).

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

        The following Exhibit is filed as part of this report:

        Exhibit 99.1 Press release dated January 4, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ASTORIA FINANCIAL CORPORATION

                                             By:  /s/ Peter J. Cunningham
                                                  ------------------------------
                                                  Peter J. Cunningham
                                                  First Vice President and
                                                  Director of Investor Relations

Dated:  January 4 , 2005

                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
---------      ------------------------------------
  99.1         Press release dated January 4, 2005.